UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2006

OPEN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50450	98-0370750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 Via De La Valle, Suite 200, Solana Beach, CA 92075
(Address of principal executive offices, including zip code)

(858)-794-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On May 30, 2006, we dismissed Dale Matheson Carr-Hilton LaBonte as our principal independent registered accounting firm. The decision to dismiss Dale Matheson was approved by our audit committee and ratified by our board of directors.

The reports of Dale Matheson to our consolidated financial statements as of and for the years ended May 31, 2004 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph in the auditors' reports for each such year expressing substantial doubt about our ability to continue as a going concern.

During our fiscal years ended May 31, 2004 and 2005, and during the period from June 1, 2005 to May 30, 2006, there were no disagreements with Dale Matheson on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Dale Matheson's satisfaction, would have caused Dale Matheson to make reference to the subject matter of such disagreements in connection with its report.

Prior to the filing of this Current Report on Form 8-K, we provided Dale Matheson with a copy of the disclosure set forth in this Item 4.01(a) and requested that they furnish us a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the disclosure set forth in this Item 4.01(a). We will file a copy of such letter by amendment of this Current Report on Form 8-K following our receipt thereof.

(b) Effective May 30, 2006, our audit committee appointed Peterson & Co., LLP as our new independent registered public accounting firm. Our board of directors ratified such appointment. Peterson & Co. performed the audits of Connect Renewable Energy, Inc. for the period from April 15, 2005 to December 31, 2005, and Solar Roofing Systems, Inc. for the years ended December 31, 2004 and 2005, in connection with our acquisition of each such company. Except in connection with such audits, we did not, nor did anyone on our behalf, consult Peterson & Co. during our two most recent fiscal years or during the subsequent interim period prior to our engagement of Peterson & Co. regarding the application of accounting principles to a specified transaction (completed or proposed) or the type of audit opinion that might be rendered on our financial statements, or regarding any matter that was the subject of a disagreement described in Item 304(a)(1)(iv)(A) of Regulation S-B or a reportable event described in Item 304(a)(1)(iv)(B) of Regulation S-B.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BARNABUS ENERGY, INC.

Date: June 5, 2006		/s/ David Saltman
	By:	David Saltman
President and Chief Executive Officer